Exhibit 99.2
IndyMac Bancorp, Inc. First Quarter Earnings Review And Annual Shareholders' Meeting

Forward-Looking Statements Certain statements contained in this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "anticipate," "believe," "estimate," "expect," "project," "plan," "forecast," "intend," "goal," "target," and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, the effect of economic and market conditions including industry volumes and margins; the level and volatility of interest rates; Indymac's hedging strategies, hedge effectiveness and asset and liability management; the accuracy of estimates used in determining the fair value of financial assets of Indymac; the credit risks with respect to our loans and other financial assets; the actions undertaken by both current and potential new competitors; the availability of funds from Indymac's lenders and from loan sales and securitizations to fund mortgage loan originations and portfolio investments; the execution of Indymac's growth plans and ability to gain market share in a significant market transition; the impact of disruptions triggered by natural disasters, including the assessment of the effects of the Gulf Coast Hurricanes and the effects of any future hurricanes; the impact of current, pending or future legislation, regulations or litigation; and other risk factors described in the reports that Indymac files with the Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K. While all of the above items are important, the highlighted items represent those that, in management's view, merit increased focus given current conditions.

Q1 06 Earnings Review

Q1 06 EPS Of $1.18 Up 20% Over Prior Year Driven By Record Production, Assets And Servicing Portfolio Based on MBA April Mortgage Finance Long-Term Forecast, see Form 8-K for further description of market share. All periods adjusted for stock option expensing in accordance with SFAS 123R (see table in appendix for further detail) further detail) further detail) further detail) further detail) further detail) further detail) further detail) further detail) further detail) further detail)

Dynamism And Resiliency Of Hybrid Thrift/Mortgage Banking Model Generates Strong Returns And Growing EPS Business unit capital and ROE excludes overhead. 2005 periods retrospectively adjusted for SFAS 123R; see appendix for further information Allocation of capital to most stable income producers-servicing and thrift divisions-increased to 55%, from 51% and 48% in Q4 05 and Q1 05, respectively We deployed an additional $505 million in capital in our business segments, reducing undeployed capital from $346 million to $169 million, or from 27% to 11% of total capital Operating segment EPS of $1.70 up 12% compared to $1.52 in Q1 05; total Company EPS up 20% over same period as a result of improved cost efficiencies as we leverage our overhead 20% over same period as a result of improved cost efficiencies as we leverage our overhead 20% over same period as a result of improved cost efficiencies as we leverage our overhead 20% over same period as a result of improved cost efficiencies as we leverage our overhead 20% over same period as a result of improved cost efficiencies as we leverage our overhead 20% over same period as a result of improved cost efficiencies as we leverage our overhead 20% over same period as a result of improved cost efficiencies as we leverage our overhead

ROE Improvement In MSRs And Retained Assets Segment Achieved Through Growth In Portfolio, Not Through Significant Write Up Of Value Total retained asset valuation adjustments, net of hedges had no impact on earnings in Q1 06. Value-At-Risk (VAR) utilized to enhance interest rate risk management of MSRs and Interest-Only securities. The average daily VAR (after the effect of hedging transactions) for the quarter was $1.5 million, or 12 bps of the recorded value. Strong ROE performance is indicative of risk management results. ROE of 29% in Q1 06 is consistent with expected ROE range from 25% to 30% Includes HELOC and Financial Freedom MSRs Peer comparison of cap rates: Represents the percentage of capitalized MSR asset to UPB of loans serviced for others

2005 Financial Results And Peer Comparison

MBA April Mortgage Market Finance Long-Term Forecast, See Form 10-K for further description of market share 2005...All Time Record Year For Indymac Operating Environment in 2005 Operating Environment in 2005 Mortgage Market Flat to 2004 - $2.8 trillion in originations Yield curve Average spread of 10-year Treasury rate to 1-Month LIBOR declined from 275 bps in 2004 to 89 bps in 2005 Mortgage banking revenue margins Margin compression of 25% to 50% and more experienced across the industry Credit Losses Home price appreciation nationwide; credit losses at all time lows Revenues >$1Billion

EPS And ROE Are Among The Highest Compared To Top 10 Thrifts * Data from Bloomberg and SNL as of 12/31/05 Thrifts Washington Mutual Golden West Sovereign E-Trade Financial TD Banknorth Hudson City New York Community Astoria Indymac Independent Community Bank Asset Size* $343.1 $124.6 $63.7 $44.6 $32.1 $28.1 $26.3 $22.4 $21.5 $19.1 Trailing P/E* 11.7 13.8 11.9 18.3 11.7 25.3 13.5 13.0 8.5 14.9 Market Cap* $43.2 $20.3 $7.8 $8.7 $5.0 $7.1 $4.5 $3.1 $2.5 $3.3 # of Branches* 2,140 283 650 NA 396 90 140 86 26 125 Independent Community Bank Indymac Astoria New York Community Bank Hudson City TD Banknorth E-Trade Financial Sovereign Golden West Washington Mutual 23.8 28 9.3 19.3 26.2 -0.9 75 9 22.8 9.6 10% 23% 9% 95% -1% 26% 19% 9% 28% 24% Independent Community Bank Indymac Astoria New York Community Bank Hudson City TD Banknorth E-Trade Financial Sovereign Golden West Washington Mutual 9.3 22 17.1 9.2 7.5 4.6 17.3 11.9 18.7 14.6 15% 19% 12% 17% 5% 8% 9% 17% 22% 9% EPS Growth*, 2000-05 Percent ROE*, 2005 Percent Avg (excl. NDE) 23.8% Avg (excl. NDE) 12.2% $ in Billions

Indymac Has Consistently Achieved High EPS Growth & Strong ROEs Compared To Top 10 Mortgage Originators MBA April Mortgage Market Finance Long-Term Forecast Bloomberg and SNL as of 12/31/05 Thrifts Countrywide Wells Fargo Washington Mutual JP Morgan Chase Bank of America CitiMortgage Indymac Market Share (1) 17.8% 14.2% 8.8% 6.7% 5.8% 4.5% 2.2% Trailing P/E (2) 8.3 14.0 11.7 13.5 11.1 12.6 8.5 Market Cap (2) $20.5 $105.4 $43.2 $138.4 $184.6 $241.7 $2.5 Indymac Citi Bank of America Chse Home Washington Mutual Wells Fargo Countrywide 28 7.1 12.3 -0.01 9.6 14.1 38 38% 14% 10% 0% 12% 7% 28% EPS Growth (2), 2000-05 Percent ROE (2), 2005 Percent Avg (excl. NDE) 13.5% Avg (excl. NDE) 17.3% Indymac Citi Bank of America Chse Home Washington Mutual Wells Fargo Countrywide 22 22 17 8 15 20 22 $ in Billions 22% 20% 15% 17% 8% 22% 22% The following Top 10 mortgage originators are not listed above as they are subsidiaries of public companies and segment information is not available: General Motors subsidiaries GMAC Residential Holdings and GMAC - RFC are the seventh and ninth largest mortgage originators, respectively Bear Stearns subsidiary EMC Mortgage is the eighth largest mortgage originator

Long-Term Strategies

Indymac's Revised And Expanded Business Foundation Remains Focused On The Execution Of Our Hybrid Thrift/ Mortgage Banking Model Business Definition Indymac Bank, operating as a hybrid thrift/mortgage banker, provides cost-efficient financing for the acquisition, development, and improvement of single-family homes. Indymac also provides financing secured by single-family homes and other banking products to facilitate consumers' personal financial goals. Core Strategy We will execute a hybrid thrift/mortgage banking model, where we: Opportunistically invest in and trade single-family mortgage-related loans, servicing rights and securities. Aggressively expand and refine our proven and significant mortgage professionals business. Build a strong consumer franchise, including a major Southern California retail banking network. Maximize the potential of our specialty niche mortgage lending products. Establish new sources of revenues and profits by incubating or acquiring mortgage-related channels, products and services. Support the above, with a strong meritocracy culture and world-class risk management and efficiency improvement. Strategic Mission With an increased focus on building customer relationships and a valuable consumer franchise, Indymac will become a top six mortgage lender in the USA by 2010, while maintaining annualized earnings per share growth in excess of 15%. We will constantly raise expectations and conduct ourselves with the highest level of ethics.

Disciplined Adherence To Best Execution Model Drives Strategy To Opportunistically Invest In And Trade Single-Family Mortgage- Related Loans, Servicing Rights And Securities Build Thrift Portfolios (whole loans, investment securities, HELOCs) Servicing & Retained Assets Secondary Marketing Mortgage Production Bids received from Indymac's Thrift Portfolio, GSEs, Financial Institutions (whole loans), and securitizations If economic value exceeds market value, then grow Thrift & Servicing Portfolios If market value exceeds economic value, sell loans Sell SFR assets, and earn higher Mortgage Banking revenue Core Strategy 1

Customer Growth and Retention and Product Expansion Are Key Drivers of Our Mortgage Business...Target #6 in 2010 Mortgage Production Indexed to Q1 99 (3) 0.40% Market Share 3.89% Market Share Core Strategy 2 Based on MBA April Mortgage Market Finance Long-Term Forecast Data obtained from National Mortgage News, adjusted for consolidations and company press releases 1999 marked the beginning of Indymac's transition to a depository institution and transition of business to e-MITS Production from channels and products are not mutually exclusive

Incubator Group Has Implemented A Disciplined Process To Accelerate New Initiatives From Ideas To Execution…No Earnings From These Initiatives Are Currently Included In the Plan

Core Strategy 5

Planning				Launch		Execution			
Idea/Topic	Champion	Concept	Leader	Approved Strategic Plan	Infrastructure in place	Not Profitable		Profitable	
						Not on track	On track	Not on track	On track

Graduated | "Killed"

Idea/Topic
- SBA Lending
- 1031 Exchange
- P2P Mtge Lending
- Settlement Svces
- Private Label
- Affinity (Web)
- Affinity (Affinity)
- Nationwide CLO
- Hispanic Lending
- FHA/VA
- FSBO
- PIP
- Super Realtor
- B2R 2.0
- Insurance Services

Champion
- CRA (Profit Center)
- MI Captive Reins.
- Commercial RE Lending
- Affinity (Employer)
- CLO Branch Lending
- Corr. Constr. Lending
- HCL Remodel

Concept
- Broker/Dealer
- FLO
- HED-direct

Infrastructure in place
- Front Path
- Affinity (Retailer)

Not Profitable – On track
- Warehouse Lending

Profitable – Not on track
- Small Builder Customer

Graduated
- Correspondent
- Conduit
- Consumer Bank Deposits
- Servicing Retention
- HCL Retail
- VIP Lending
- Microbroker
- Global Resources

"Killed"
- Mezz Equity
- B2R 1.0
- Traditional Branch Lending
- Financial Services (cons bank)
- ABA-MLS

- Q106 earnings contribution from Graduated Group totaled $26.7 mm
- Total losses (2000-present) from "Killed" Group $2.5 mm

imb IndymacBancorp, Inc
www.indymacbank.com ■ Raise your expectations.®
NYSE:NDE
15

M&A Group Created To Build On Success To Date Successful Successful Successful Successful Unsuccessful Unsuccessful Unsuccessful Acquisition Year Acquisition Cost Current Value Acquisition Year Write Off Financial Freedom (Reverse Mortgages) 2004 $68.0 mm Estimated between $200 and $400 mm, or a P/E multiple of 7 to 14 times earnings GAP Mortgage Fraud Database Company 1996 $1 mm SGV Bancorp 2000 $59.5 mm N/A, but NDE market cap increase of $1.8Bn from $860 mm at purchase PNB Mortgage (FHA/VA lender) 2000 ~$0.6 mm Servicing Platform 1997 $0.8 mm N/A, but $96.5Bn capitalized servicing portfolio with avg ancillary income of $99 per loan and avg cost to service of $83 per loan Core Strategy 5

Forecasts And Shareholder Returns

MBA April Mortgage Market Finance Long-Term Forecast, See Form 8-K for further description of market share 2006 Base Case EPS Revised To $5.20 From $4.88; Represents 17% Growth Over 2005 Operating Environment in 2006 Operating Environment in 2006 Mortgage Market $2.4 trillion in originations - Down 14% from 2005 Yield curve Average spread of 10-year Treasury rate to 1-Month LIBOR flat to slightly inverted Mortgage banking revenue margins Continued margin compression across the industry...Indymac's forecasted to decline 15% Credit Losses Credit losses expected to increase from 2005 all time lows

With Current Solid Business Foundation & Hybrid Thrift/ Mortgage Banking Model In Place, 5 Year Plan Projects EPS CAGR of 21% Through 2010 2005 2007 2008 2009 2010 2006 Over 3% market share Investment grade ratings 25 regional centers Top 6 mortgage lender $2.7B in revenue 2 million consumer customers Over $11 EPS 100 SoCal branches Top 10 mortgage lender $1B in revenue $20B in assets 9th largest thrift Over 7,000 employees (550 in India) Over 580,000 consumer customers 26 SoCal branches 13 regional mortgage centers Implement regional president structure Added to S&P 500 Fortune 100 employer "Eight in '08" $8 EPS 8th largest lender 1992-2005 1999-05 2005-2010 EPS Growth (CAGR) 27% 32% 21%

Indymac Has Achieved Strong Financial Results While Management Focus Has Been Required For Major Structural Changes 1993 1995 1997 1999 2001 2003 2005 Transformation from passive REIT to actively managed lender begins $2.5MM in earnings $120MM in capital 4 employees/no customers e-Mits deployed to 3rd party customers Survived global liquidity crisis Independence from Countrywide; paid $76MM in stock to achieve De-Reited (1/00) - EPS cut nearly in half to pay taxes Converted to a Hybrid Thrift/Mortgage Bank (7/00) 19th largest mortgage lender (12/00) Reinstated cash dividend Introduces the Hybrid Thrift Model Assets exceed $10B $1B in capital Top 10 mortgage lender $1B in revenue $20B in assets 9th largest thrift Over 7,000 employees (550 in India) Over 580,000 consumer customers 26 SoCal branches 13 regional mortgage centers Implement regional president structure Acquired Financial Freedom, the top reverse mortgage lender in the USA Added to S&P 400 (3/01)

7.9% 2.0% 0.5% 1.1% 8.6% Avg (excl NDE) 3.0% 32.6% 11.2% 14.4% 16.4% 21.1% Avg (excl NDE) 15.7% 23.1% 14.0% 11.8% 10.5% N/A(1) Avg (excl NDE) 11.6% 2002 S&P 500 0.049 Dow 0.017 S&P 400 0.126 RIY 0.063 R1finl 0.068 NDE 0.179 17.9% 12.6% 1.7% 4.9% 6.8% Avg (excl NDE) 6.5% Total Return To Shareholders Exceeds Major Indices S&P 400 Mid Cap Indymac Dow Jones Russell 1000 S&P 500 2004-2005 2002-2005 2000-2005 1992-2005 (1) Data including dividend reinvestment not available on Bloomberg back to 1992 Source: Bloomberg Mean 19.5% 5.0% 6.6% 7.6% 14.1% 1 year 3 year 5 year (1) Since Inception Avg of 1,3, & 5 yr Russell 1000 Financial Services 10.0% 6.3% 15.4% 2.8% 8.7% (1) Indymac's 5.5 year TRS = 23.4%

Indymac's Price-to-Earnings Multiple Has Experienced Greater Compression Over The Last 5 Years Than Financial Peers Source: Bloomberg

Indymac Market Capitalization Is Fourth Highest Today Among Financial Institutions With Market Cap Less Than $100 million In 1992 (Total Population Of 155 Companies)

EPS Growth Risk Is Offset By Potential P/E Multiple Expansion Based On Indymac's Historical Average P/E Of 12 (1) After stock option expense, (2) Assumes a 4% dividend yield 2005 2006 2007 2008 2009 2010 West 4.43 5.2 6.28 8.02 9.62 11.32 EPS Growth (1) 21% CAGR Exceeds our Long-Term Target of 15% Actual This Year's Plan

Indymac... Raise your expectations.

Appendix

Method Of Capital Allocation To Segments Revised This Quarter...Q105 Restated For Comparison Trust preferred debt allocated to business units as a component of capital requirement Stock option expense adjustment related to SFAS 123R allocated to business units Risk-based capital requirements for MSR asset reduced from approximately 18% to 10% to reflect regulatory treatment of using related deferred tax liability to reduce MSR book value Prepayment penalty income related to held for investment portfolio reclassified from fee income to net interest income Business unit capital and ROE excludes overhead. Business unit capital and ROE excludes overhead.

Method Of Capital Allocation To Segments Revised This Quarter... Q405 Restated For Comparison Business unit capital and ROE excludes overhead. Business unit capital and ROE excludes overhead.

Summary Of Impact Of SFAS 123R To Income Statement & Performance Ratios

Trends Show Credit Quality Of Production Relatively Stable Year Over Year 95% of reverse mortgages are FHA insured (based on number of loans) While Indymac production is evaluated using the S&P LEVELS model, this data is not audited or endorsed by S&P. S&P Evaluated Production excludes second liens, HELOC, reverse mortgages, and construction loans.

Credit Characteristics Of Option ARM Product Are Similar To Other Products (1) House price appreciation is calculated based on OFHEO HPI MSA data on a loan level basis

Non-Performing Assets To Total Assets At 0.43%; Charge-offs Remain Near Historical Lows Total NPAs and Non-performing Assets to Total Assets Net Charge-offs & Net Charge-offs to Loans Held For Investment $14.5MM from Conduit, of which approx. 85%- 90% is indemnified and repurchase is being pursued. Additional $4MM increase in HFS portfolio to be sold $2MM consumer construction loan paid off subsequent to quarter end Remainder in HFI portfolio...in line with pricing NPAs of $103MM comparable to Q1 05 level of $96MM, But Up $30MM from Q4 05

MBR Margin Stable Q/Q; Margin Down 72 bps Y/Y Due To Changes In Product & Channel Mix Overall, MBR Margins remained flat compared to Q4 05, as improved Option ARM execution was offset by declines in Alt-A and Seconds margins. The decline in Alt-A margin was primarily attributed to a higher mix of conduit sales, while margins on Closed End Seconds decreased due to pricing and trading practices, which have since been adjusted. The decline in MBR margin of 72 bps from Q1 05 was driven primarily by declines in Option ARM and subprime margins, as well as an increase in mix of loans sold from the conduit channel. Option ARM Margins expected to remain stable in Q2 06 Pricing has been adjusted to reflect change in secondary market demand Half of decline is due to decline in Option ARM margins; quarter of decline is due to channel mix, and remainder is due to market factors Declines in MBR margin offset in large part by improvement in cost efficiencies...total expenses to loan production decreased 32% to 84 bps from 124 bps year over year.

Business Definition Indymac Bank is in the business of designing, manufacturing, and distributing (principally via intermediaries) cost- efficient financing for the acquisition, development, and improvement of single-family homes. Indymac provides financing secured by single-family homes to facilitate consumers' personal financial goals and opportunistically invests in and trades single-family lending related assets Strategic Mission Indymac Bank, operating with the highest level of ethics with a customer-friendly orientation, and the fairest lending model, will be a Top Six lender in the USA earning at least $10 per share by 2009. Additionally, we will be a low cost provider of single-family permanent and construction-lending financing (for both consumers and homebuilders) and the best manager of risks related to such lending programs We will gain share without compromising profitability goals by executing a hybrid thrift model, where we: 1. Leverage our mortgage banking platform to gain share through expansion of our marketing and sales, geographic presence, and by creating specialty niche mortgage lending businesses Balance earnings and enhance franchise value by: Building our investment portfolio Establishing a Southern California retail banking franchise 3. Support above strategy with internal capabilities and best practices by: Investing in a strong team and state-of-the-art capabilities in manufacturing mortgages, fair and risk-based lending, trading and investing Enhancing our performance culture to out-execute the competition including a major focus on aligning pay plans to customer retention and expanding revenue from existing customers. Core strategy We Believe A Strong Business Foundation Is The Key To Success Old Business Foundation

Growing Southern California Retail Branch Network Offers Opportunities For Cross-Selling Products And Longer-Term Reduction Of Cost Of Funds Core Strategy 3 (1)Totals not adjusted for small percentage of customers with multiple products

Core Strategy 4 Focus On Specialty Niche Mortgage Products Propels Earnings Growth Through 2010 Our HELOC and Financial Freedom divisions have been separated so that each has a dedicated leader to maximize the opportunity and attention to their product Plan under development to train Indymac's mortgage professional customers to become correspondents for reverse mortgages Continue to work towards increased penetration of the consumer construction through the retail channel/affinity relationships Product development group work to maintain Indymac's position in the Alt-A space by continually seeking new product opportunities Strategies:

Continued Emphasis On Risk Management And Meritocracy Support Long-Term Growth Enterprise Risk Management: Corporate Oversight sets risk policies and limits, assesses and monitors risk Maintain strict investment policies over our origination and purchase of loans Micro-hedge maintained to protect gain on sale margins of pipeline Servicing asset hedged for stable returns; not a macro hedge Value-At-Risk (VAR) model implemented for MSR asset Duration Match Funding with term funding, swaps and swaptions...Net Duration GAP of less than 1 month Strong credit risk management through risk-based pricing...NPA's at 0.43% of total assets Strong Meritocracy Culture: Managers held accountable through transparent and detailed public disclosures by product and channel with capital allocation and Return on Equity Management accountability quarterly review process tied to quarterly bonus payments Appointed a Chief Meritocracy Officer to ensure alignment of pay plans with key strategic goals Mortgage production divisions incented on growing profits more than market share Thrift and Servicing division incented on growing earnings while maintaining Return on Equity above threshold levels CEO incentive plan based on EPS growth and Return on Equity Core Strategy 6

2006 EPS Forecast Revised Up To A Range From $5.00 To $5.40 Given Strong Results and Current Outlook While the forecast above represents our best estimation at this time, actual results could vary significantly Prior range for 2005 was $4.50 to $5.20

Management Has A Strong Track Record Of Growth And Returns Over Various Interest Rate Environments (1) 1999 marked the beginning of Indymac's transition to a depository institution and taxable entity (earnings and EPS in 1999 are presented pro forma fully-taxed). 12/31/92 marked inception of Indymac's transition from a passive REIT to an operating mortgage banker with current senior management.